                                                                 Exhibit 10.6.15


               AMENDMENT TO VARIOUS LOAN AND COMMITMENT AGREEMENTS


      This Amendment to Various Loan and Commitment Agreements and Loan and Security Agreements (this "Amendment") is entered into as of this 18th day of February, 1998 by and between FINOVA CAPITAL CORPORATION, a Delaware corporation, formerly known as Greyhound Financial Corporation ("Lender"), SIGNATURE RESORTS, INC., a Maryland corporation ("Signature"), LAKE TAHOE RESORT PARTNERS, LLC, a California limited liability company ("Lake Tahoe"), GRAND BEACH RESORT, LIMITED PARTNERSHIP, a Georgia limited partnership ("Grand Beach"), PORT ROYAL RESORT L.P., a South Carolina limited partnership ("Port Royal"), AKGI-SINT MAARTEN, N.V., a Netherlands Antilles corporation, ("AKGI"), ALL SEASONS RESORTS, INC., an Arizona corporation ("All Seasons"), AVCOM INTERNATIONAL, INC., a Delaware corporation ("Avcom"), and KABUSHIKI GAISHA KEI, L.L.C., a California limited liability company ("KGK").


                                R E C I T A L S


      A. Lender's predecessor-in-interest, Greyhound Real Estate Finance Company, an Arizona corporation ("GREFCO"), and Cypress Pointe Resorts, L.P., a Delaware limited partnership ("Cypress"), entered into that Construction Loan Agreement dated as of December 19, 1991 pursuant to which GREFCO agreed to make a construction loan to Cypress for the purposes more particularly described therein (such Construction Loan Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, is hereinafter referred to collectively as the "Cypress Construction Loan Agreement"). GREFCO and Cypress also entered into that Loan and Security Agreement dated as of December 19, 1991 pursuant to which Lender agreed to make receivables and working capital loans to Cypress (such Loan and Security Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, is hereinafter referred to collectively as the "Cypress Receivables Loan Agreement"). Pursuant to that Assignment dated as of January 13, 1993 by and between GREFCO and Lender, GREFCO assigned to Lender all of GREFCO's rights and obligations under the Cypress Construction Loan, the Cypress Construction Loan Agreement, the Cypress Receivables Loan and the Cypress Receivables Loan Agreement, and all documents and instruments executed in connection therewith.

      B. Lender and San Luis Resort Partners, L.L.C., a Georgia limited liability company ("San Luis"), entered into that Construction Loan Agreement dated as of June 6, 1996 pursuant to which Lender agreed to make a construction loan to San Luis for the purposes more particularly set forth therein (such Construction Loan Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, is hereinafter referred to collectively as the "San Luis Construction Loan Agreement"). San Luis and Lender also entered into that Loan and Security Agreement dated as of June 6, 1996 pursuant to which Lender agreed to make receivables and working capital loans to San Luis for the purposes more specifically described therein (such Loan and Security Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, is hereinafter referred to collectively as the "San Luis Receivables Loan Agreement").

      C. Lender and Lake Tahoe entered into that Construction Loan Agreement dated as of April 29, 1996 pursuant to which Lender agreed to make a construction loan to Lake Tahoe for the purposes more particularly set forth therein (such Construction Loan Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, is hereinafter referred to collectively as the "Lake Tahoe Construction Loan Agreement"). Lake Tahoe and Lender also entered into that Loan and Security Agreement dated as of April 29, 1996 pursuant to which Lender agreed to make receivables and working capital loans to Lake Tahoe for the purposes more specifically described therein (such Loan and Security Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, is hereinafter referred to collectively as the "Lake Tahoe Receivables Loan Agreement").

      D. Lender and Grand Beach entered into that Construction Loan Agreement dated as of October 7, 1994 pursuant to which Lender agreed to make a construction loan to Grand Beach for the purposes more particularly set forth therein (such Construction Loan Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, is hereinafter referred to collectively as the "Grand Beach Construction Loan Agreement"). Grand Beach and Lender also entered into that Loan and Security Agreement dated as of October 7, 1994 pursuant to which Lender agreed to make receivables and working capital loans to Grand Beach for the purposes more specifically described therein (such Loan and Security Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, is hereinafter referred to collectively as the "Grand Beach Receivables Loan Agreement").

      E. Lender and Port Royal entered into that Construction Loan Agreement dated as of October 7, 1993 pursuant to which Lender agreed to make a construction loan to Port Royal for the purposes more particularly set forth therein (such Construction Loan Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, is hereinafter referred to collectively as the "Port Royal Construction Loan Agreement"). Port Royal and Lender also entered into that Loan and Security Agreement dated as of October 7, 1993 pursuant to which Lender agreed to make receivables loan to Port Royal for the purposes more specifically described therein (such Loan and Security Agreement, together with any



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and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, is hereinafter referred to collectively as the ("Port Royal Receivables Loan Agreement").

        F. Lender and KGK entered into that Loan and Security Agreement dated as of December 1, 1995, pursuant to which Lender agreed to make to KGK a receivables loan for the purposes and upon the terms and conditions set forth therein (such Loan Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, are hereinafter referred to collectively as the KGK Loan Agreement").

        G. Lender and AKGI-Royal Palm, C.V.o.a., a Netherlands Antilles limited partnership ("Royal Palm"), entered into that Loan and Security Agreement dated as of July 12, 1995, pursuant to which Lender agreed to make to Royal Palm an acquisition and development loan (the "Royal Palm A&D Loan") and a receivables loan (the "Royal Palm Receivables Loan"). The Loan and Security Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, is hereinafter collectively referred to as the "Royal Palm Loan Agreement." The obligations of Royal Palm under the Royal Palm A&D Loan and the Royal Palm Receivables Loan are guaranteed by AKGI pursuant to that Corporate Guarantee Agreement dated as of July 12, 1995.

        H. Lender and AKGI-Flamingo, C.V.o.a., a Netherlands Antilles limited partnership ("Flamingo"), entered into that Loan and Security Agreement dated as of September 1, 1995, pursuant to which Lender agreed to make to Flamingo an acquisition and development loan (the "Flamingo A&D Loan") and a receivables loan (the "Flamingo Receivables Loan"). The Loan and Security Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, is hereinafter collectively referred to as the "Flamingo Loan Agreement." The obligations of Flamingo under the Flamingo A&D Loan and the Flamingo Receivables Loan are guaranteed by AKGI pursuant to the terms and conditions of that Corporate Guarantee Agreement dated as of September 1, 1995 (the "Flamingo Guarantee").

        I. Resort Capital Corporation ("RCC") and Fall Creek Resort, L.P., a Georgia limited partnership ("Fall Creek"), entered into that Commitment Agreement dated as of May 21, 1993 pursuant to which Lender agreed to purchase certain portfolios of promissory notes and mortgages then existing and thereafter arising from sales by Fall Creek to individuals purchasing interval estates in specific condominium parcels developed by Fall Creek as a time share condominium project known as The Plantation at Fall Creek (the "Fall Creek Purchase") for the purposes and upon the terms and conditions set forth therein (such Commitment Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modification, whether now or hereafter existing, is hereinafter referred to collectively as the "Fall Creek Commitment Agreement").


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        J. Pursuant to that Private Placement Memorandum dated as of May 28,
1996, Signature solicited and received the consent and agreement of the general partner and limited partner of Cypress and the members of San Luis to exchange their respective interests in Cypress and San Luis for shares of common stock in Signature (the "Consent Solicitation"). Pursuant to the Consent Solicitation, the general partner and limited partner of Cypress and the members of San Luis have exchanged their respective interests in such entities for shares of common stock in Signature. Essentially simultaneously therewith, each of the corporate partners or members of Cypress and San Luis were merged with and into Signature, and each of the interests of the partners and members of Cypress and San Luis were transferred to Signature. As of the date of this Agreement, Signature constitutes the surviving corporation of such mergers and interest transfers.

        K. Further, pursuant to the Consent Solicitation, Signature solicited and received the consent and agreement of the general partners and limited partners of Royal Palm and Flamingo to exchange their respective interests in Royal Palm and Flamingo for shares of common stock in Signature. As a result, all of the outstanding shares of stock of AKGI were transferred to and are held by Signature, and Royal Palm and Flamingo were dissolved into AKGI (the "AKGI Merger"). As a result of the AKGI Merger as described in the Deed of Acknowledgment executed in connection with Royal Palm dated on or about August 15, 1996 (the "Royal Palm Deed of Acknowledgment") and in the Deed of Acknowledgment executed in connection with Flamingo dated on or about August 15, 1996 (the "Flamingo Deed of Acknowledgment"), AKGI succeeded as a matter of law to all rights and privileges of Royal Palm and Flamingo and became directly responsible and liable for all liabilities and obligations of Royal Palm and Flamingo.

        L. Pursuant to that Private Placement Memorandum dated as of May 28, 1996, Signature solicited and received the consent and agreement of the general and limited partners of Fall Creek to exchange their respective interests in Fall Creek for shares of common stock in Signature (the "Fall Creek Consent Solicitation"). Pursuant to the Fall Creek Consent Solicitation, the general and limited partners of Fall Creek have exchanged their respective interests in such entities for shares of common stock in Signature. Essentially simultaneously therewith, each of the general and limited partners of Fall Creek were merged with and into Signature, and each of the interests of the general and limited partners of Fall Creek were transferred to Signature. Signature constitutes the surviving corporation of such interest transfers.

        M. Signature and Avcom completed a merger pursuant to that certain Agreement and Plan of Merger by and between Signature and Avcom, dated September 22, 1996, as amended by that First Amendment to Agreement and Plan of Merger dated November 15, 1996, and that Second Amendment to Agreement and Plan of Merger dated December 18, 1996 and that certain Certificate of Merger of ASP Acquisition Corp. in to Avcom to be filed with the Delaware Secretary of State (the "Merger Transaction") whereby


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
a wholly owned subsidiary of Signature, ASP Acquisition Company, a Delaware corporation, merged into Avcom with the result that Avcom became the sole surviving entity of such merger and a wholly owned subsidiary of Signature. All Seasons remains a wholly owned subsidiary of Avcom.

        N. Pursuant to that certain Assumption Agreement dated as of August 15, 1996, Signature assumed all of the liabilities and obligations of Cypress under the Cypress Construction Loan Agreement and the Cypress Receivables Loan Agreement. Pursuant to the aforementioned Assumption Agreement, Signature also assumed all of the liabilities and obligations of San Luis under the San Luis Construction Loan Agreement and the San Luis Receivables Loan Agreement.

        O. Pursuant to that certain Assumption Agreement dated as of August 15, 1996, AKGI assumed all of the liabilities and obligations of Royal Palm under the Royal Palm Loan Agreement and under the Flamingo Loan Agreement.

        P. Pursuant to that certain Assumption Agreement dated as of August 15, 1996 between Signature and RCC, Signature assumed all liabilities and obligations of Fall Creek as seller under the Fall Creek Purchase and the Fall Creek Commitment Agreement.

        Q. Lender has succeeded to the rights of RCC under the Fall Creek Purchase and Fall Creek Commitment Agreement.

        R. Signature is the owner of all the constituent members of Lake Tahoe.

        S. Signature is the owner of all the constituent general and limited partners of Grand Beach.

        T. Signature is the owner of all the constituent general and limited partners of Port Royal.

        U. Signature is the owner of all the constituent general and limited partners of KGK.

        V. Signature, Lake Tahoe, Grand Beach, Port Royal, KGK and Lender desire and intend by this Amendment to modify certain of the covenants contained within the Signature Loan Agreements (as defined below).

        W. Lender and AKGI desire and intend by this Amendment to set forth their understanding concerning certain covenant and reporting requirements that are required of AKGI in respect of the two attachments that are recorded as liens against the Real Property as that term is defined in the Royal Palm Loan Agreement ("Attachments").


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
        X. Lender and Signature desire and intend by this Amendment to set forth their mutual understanding concerning certain portfolio replacement obligations required of Signature under the Fall Creek Commitment Agreement.

        Y. Signature, Avcom, All Seasons and Lender desire to set forth their mutual understanding concerning the governing law under the All Seasons Purchase Documents and the All Seasons Loan Documents, as defined below.

        NOW, THEREFORE, in consideration of the foregoing Recitals and all of the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Signature, Lake Tahoe, Grand Beach, Port Royal AKGI, KGK, Avcom and All Seasons hereby jointly and severally state, confirm and agree as follows:

                               A G R E E M E N T

        1. DEFINITIONS. The following terms shall have the meaning ascribed to them below.

                1.1 "All Seasons Loan Documents" shall have the same meaning as the term "Loan Documents", as defined in that certain Ratification Agreement dated February 7, 1997 among Lender, FINOVA Portfolio Services, Inc., All Seasons, AVCOM and Signature.

                1.2 "All Seasons Purchase Documents" shall have the same meaning as the term "Purchase Documents", as defined in that certain Ratification Agreement dated February 7, 1997 among Lender, FINOVA Portfolio Services, Inc., All Seasons, AVCOM and Signature.

                1.3 "Attachments" shall have the meaning set forth in the Recitals to this Agreement.

                1.4 "Cost of Time-Share Interest Sold" shall mean the "vacation interval and point cost of sale" line item as reflected in Signatures' and the Signature Affiliates' financial statements prepared in accordance with GAAP.


                1.5 "GAAP" shall mean generally accepted accounting principles as in effect from time to time, which shall include the official interpretations thereof by the Financial Accounting Standards Board or any successor thereto.


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
                1.6 "General and Administrative Expenses" shall mean the "general and administrative expense" line item reflected on Signature's and the Signature Affiliates' financial statements, prepared in accordance with GAAP.

                1.7 "Indebtedness" shall mean all liabilities, obligations and reserves, contingent or otherwise, which in accordance with GAAP, would be reflected as a liability on a balance sheet would be required to be disclosed in a financial statement.

                1.8 "Marketing Expense" shall mean the aggregate of all expenses incurred by Signature and the Signature Affiliates in the sale and marketing of Time-Share Interest including, without limitation, all costs and expenses for advertising, mailing, consumer premiums, referral lead generation, closing costs and sales commissions.

                1.9 "Net Sales" shall mean the gross sale of Time-Share Interests during any period reduced only by cancellations thereof.

                1.10 "Signature Affiliates" means, individually and collectively, Lake Tahoe, Grand Beach, Port Royal, and KGK.

                1.11 "Signature Loan Agreements" shall mean, individually and collectively, the Cypress Construction Loan Agreement, the Cypress Receivables Loan Agreement, the San Luis Construction Loan Agreement, the San Luis Receivables Loan Agreement, the Lake Tahoe Construction Agreement, the Lake Tahoe Receivables Loan Agreement, the Grand Beach Construction Loan Agreement, the Grand Beach Receivables Loan Agreement, the Port Royal Construction Loan Agreement, the Port Royal Receivables Loan Agreement and the KGK Loan Agreement.

                1.12 "Signature Loan Documents" shall have the meaning set forth in paragraph 4 hereof.

                1.13 "Tangible Net Worth" means shall mean, with respect to any date of determination, Signature's net worth as determined in accordance with GAAP plus the pre-tax LIFO reserves, minus each of (i) general intangibles (including without limitation, customer lists, franchise agreements, licenses, goodwill, non-competition agreements, subscription lists, and organizational expenses), (ii) monies due from officers or directors, (iii) direct or indirect loans to stockholders, Signature Affiliates or other affiliates, (iv) security deposits, (v) prepaid costs and expenses, and (vi) "other assets" under Signature's financial statements pursuant to GAAP.

                1.14 "Time-Share Interest" shall mean the rights sold to a consumer for the exclusive use of a timeshare unit and the common areas associated therewith,


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
in real property owned by Signature or a Signature Affiliate, for a one week period during each year or alternate year.

        2.      Amendments.

                2.1     Net Worth Covenant. The net worth covenant contained in

                        (i) Section 9.19(a) of the Cypress Construction Loan Agreement, as amended,

                        (ii) Section 8.22(a) of the Cypress Receivables Loan Agreement, as amended,

                        (iii) Section 9.19(a) of the Port Royal Construction Loan Agreement, as amended,

                        (iv) Section 8.22(a) of the Port Royal Receivables Loan Agreement;

                        (v) Section 9.19(a) of the Grand Beach Construction Loan Agreement,

                        (vi) Section 8.22(a) of the Grand Beach Receivables Loan Agreement,

                        (vii) Section 9.19(a) of the San Luis Construction Loan Agreement.

                        (viii) Section 8.22(a) of the San Luis Receivables Loan Agreement,

                        (ix) Section 9.19(a) of the Lake Tahoe Construction Loan Agreement,

                        (x) Section 8.22(a) of the Lake Tahoe Receivables Loan Agreement, and

                        (xi) Section 8.22(a) of the KGK Loan Agreement, shall be amended and restated in their entirety as follows:

                        "Signature shall maintain and each of the Signature Affiliates shall cause Signature to maintain, a Tangible Net Worth of not less than


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
          Ninety Million Dollars ($90,000,000) which covenants shall be tested on a quarterly basis."

          2.2  Marketing Expense. The marketing and sales covenant contained in

               (i) Section 9.19(b) of the Cypress Construction Loan Agreement, as amended,

               (ii) Section 8.22(b) of the Cypress Receivables Loan Agreement, as amended,

               (iii) Section 9.19(b) of the Port Royal Construction Loan Agreement, as amended,

               (iv)      Section 8.22(b) of the Port Royal Receivables Loan
               Agreement;

               (v)       Section 9.19(b) of the Grand Beach Construction Loan
               Agreement;

               (vi)      Section 8.22(b) of the Grand Beach Receivables Loan
               Agreement,

               (vii)     Section 9.19(b) of the San Luis Construction Loan
               Agreement,

               (viii)    Section 8.22(b) of the San Luis Receivables Loan
               Agreement,

               (ix) Section 9.19(b) of the Lake Tahoe Construction Loan Agreement, and

               (x)       Section 8.22(b) of the Lake Tahoe Receivables Loan
               Agreement

shall be amended and restated in their entirety as follows:

          "The cumulative aggregate Marketing Expenses of Signature and the Signature Affiliates shall not exceed fifty percent (50%) of the cumulative aggregate of Net Sales of Signature and the Signature Affiliates, which covenant shall be tested on a consolidated quarterly basis."

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
        2.3 KGK Marketing Expense. The KGK Loan Agreement shall be amended with the addition of the following marketing covenant:

        "The cumulative aggregate Marketing Expenses of Signature and the Signature Affiliates shall not exceed fifty percent (50%) of the cumulative aggregate Net Sales of Signature and the Signature Affiliates, which covenants shall be tested on the consolidated quarterly basis."

        2.3 G and A Expense. The general and administrative expense covenant contained in

           (i) Section 9.19(c) of the Port Royal Construction Loan Agreement, as amended,

           (ii)   Section 8.22(c) of the Port Royal Receivables Loan Agreement;

           (iii)  Section 9.19(c) of the Grand Beach Construction Loan
                  Agreement,

           (iv)   Section 8.22(c) of the Grand Beach Receivables Loan Agreement,

           (v)    Section 9.19(c) of the San Luis Construction Loan Agreement,

           (vi)   Section 8.22(c) of the San Luis Receivables Loan Agreement,

           (ix)   Section 9.19(c) of the Lake Tahoe Construction Loan
                  Agreement, and

           (x) Section 8.22(c) of the Lake Tahoe Receivables Loan Agreement shall be amended and restated in their entirety as follows:

                  "The cumulative aggregate General and Administrative Expenses of Signature and the Signature Affiliates shall not exceed sixteen percent (16%) of the cumulative aggregate total revenues of Signature and the



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

               Signature Affiliates, which covenant shall be tested on a consolidated quarterly basis."

          2.5 Cypress G and A Expense. The Cypress Construction Loan Agreement and the Cypress Receivables Loan Agreement shall be amended with the additional following general and administrative expense covenant:

               "The cumulative aggregate General and Administrative Expenses of Signature and the Signature Affiliates shall not exceed sixteen percent (16%) of the cumulative aggregate total revenue of Signature and the Signature Affiliates, which covenant shall be tested on a consolidated quarterly basis."

          2.6 KGK G and A Expense. The KGK Loan Agreement shall be amended with the addition of the following General and Administrative Expense covenant:

               "The cumulative aggregate General and Administrative Expenses of Signature and the Signature Affiliates shall not exceed sixteen percent (16%) of the cumulative aggregate total revenue of Signature and the Signature Affiliates, which covenant shall be tested on a consolidated quarterly basis."

          2.7 Cost of Sale. Each Signature Loan Agreement shall be amended with the addition of the following additional financial covenants:

               "The cumulative aggregate Cost of Time-Share Interest Sold of Signature and the Signature Affiliates shall not exceed twenty-eight (28%) of the cumulative aggregate Net Sales of Signature and the Signature Affiliates, which covenant shall be tested on a consolidated quarterly basis."

          2.8 Other Financial Covenants. The following financial covenants shall be deleted from the following Signature Loan Agreements:

                                                            Description of
     Name of Agreement                    Paragraph No.        Covenant
Cypress Construction Loan Agreement          9.19(c)        Debt to Net Worth
Cypress Receivables Loan Agreement           8.22(c)        Debt to Net Worth
Cypress Receivables Loan Agreement           8.22(d)        Capital Leases
Cypress Construction Loan Agreement           10.9          Distributions
Cypress Receivables Loan Agreement            8.21          Distributions
Port Royal Construction Loan Agreement        10.8          Distributions
Port Royal Receivables Loan Agreement         8.21          Distributions


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

     Grand Beach Construction Loan Agreement      10.8      Distribution
     Grand Beach Receivables Loan Agreement       8.21      Distributions
     Lake Tahoe Construction Loan Agreement       10.8      Distributions
     Lake Tahoe Receivables Loan Agreement        8.21      Distributions
     San Luis Construction Loan Agreement         10.8      Distributions
     San Luis Receivables Loan Agreement          8.21      Distribution
     KGK Loan Agreement                           8.21      Distribution

          2.9 Attachments. The Royal Palm Loan Agreement is hereby amended to require the following:

               On February 27, 1998 and on the last business day of each succeeding month thereafter, until the Attachments are satisfied in full or released, AKGA shall give to Lender a written report concerning the status of the Attachments, updating Lender on any relevant developments concerning the Attachments since the last update report. In addition AKGI shall promptly respond to any inquiries of Lender concerning the Attachments. In the event the holder of the Attachments initiates any efforts to foreclose or realize upon the same, AKGI shall promptly give Lender written notice of such action and shall promptly pay the Attachments in full prior to the conclusion of such foreclosure or other realization process.

          2.10 Fall Creek Accounts. The Fall Creek Commitment Agreement is hereby amended to require the following:

               Within thirty (30) days following the date hereof, Signature shall deliver to Lender title insurance policies in a form and from an underwriter satisfactory to Lender insuring Lender's title as to those accounts set forth in the attached Exhibit A. Within thirty five (35) days following the date hereof Signature shall repurchase from Lender any accounts set forth in the attached Exhibit A with respect to which an acceptable title insurance policy has not been delivered, for an amount equal to the unpaid balance of such account plus Servicing Fees (as defined in the Fall Creek Commitment Agreement).

          2.11 All Seasons Choice of Laws. Signature, All Seasons and Avcom hereby jointly and severally agree that the All Seasons Purchase Documents and the All Seasons Loan Documents are hereby governed by and construed in accordance with the internal laws of the State of Arizona and the All Seasons Loan Documents and All Seasons Purchase Documents are hereby amended accordingly.


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
          3. AKGI. AKGI shall not be considered a Signature Affiliate for purposes of this Amendment and the financial covenants binding upon AKGI shall be as set forth in the existing agreements between Lender and AKGI.

          4. Document Reference. All references to the "Loan Agreement" in the documents executed in connection with the Signature Loan Agreements (the "Signature Loan Documents") and to "this Agreement", "herein", "hereof", "hereto", and "hereunder" in any of the Signature Loan Agreements are hereby amended to refer to the relevant Signature Loan Agreement as amended through this Amendment.

          5. Fees and Expenses. Signature and each Signature Affiliate jointly and severally agree to pay, on demand, all costs and expenses of Lender arising from the preparation of this Amendment and the closing of this Amendment or otherwise incurred by Lender in connection with this Amendment.

          6. Authority. Signature, each Signature Affiliate, AKGI, All Seasons and AVCOM jointly and severally warrant and represent to Lender that the person executing this Amendment on behalf of Signature, Such Signature Affiliate, AKGI, All Seasons or AVCOM, as the case may be, is fully authorized and empowered to do so and that this Amendment, as executed and delivered, is binding and enforceable against Signature, each Signature Affiliate, AKGI, All Seasons and AVCOM.

          7.   Confirmation of Representations, Warranties and Agreements.

          7.1 Signature and the Signature Affiliates jointly and severally reaffirm the validity, enforceability and legality of the Signature Loan Documents and all provisions of the Signature Loan Documents, as modified, are hereby confirmed and ratified; provided, however, that with respect to enforceability and legality, such reaffirmation only to the best of Signature's and each Signature Affiliate's knowledge. Signature and the Signature Affiliates jointly and severally acknowledge that as of the date hereof, they have (i) no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or as a basis to reduce or eliminate all or any part of its liability to repay the loans which are the subject matter of the Signature Loan Documents and (ii) no other claim against Lender with respect to any aspect of the transaction in respect to which such loans were made.

          7.2 AKGI reaffirms the validity, enforceability and legality of the Royal Palm Loan Agreement and the documents executed in connection therewith and the Flamingo Loan Agreement and the documents executed in connection and all provisions of the aforementioned agreements and documents are hereby confirmed and ratified; provided, however, that with respect to enforceability and legality, such reaffirmation only to the best of AKGI's knowledge. AKGI acknowledges that as of the date hereof, it has (i) no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can



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
be asserted as a basis to seek affirmative relief or damages from Lender or as a basis to reduce or eliminate all or any part of its liability to repay the loans which are the subject matter of the Royal Palm Loan Agreement or the Flamingo Loan Agreement and (ii) no other claim against Lender with respect to any aspect of the transaction in respect to which such loans were made.

        7.3 Signature reaffirms the validity, enforceability and legality of the Fall Creek Purchase and the Fall Creek Commitment Agreement and all documents executed in connection thereunder and all provisions of the aforementioned agreements are hereby confirmed and ratified; provided, however, that with respect to enforceability and legality, such reaffirmation only to the best of Signature's knowledge. Signature acknowledges that as of the date hereof, it has (i) no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or as a basis to reduce or eliminate all or any part of its liability to repay the loans or other obligations which are the subject matter of the Fall Creek Purchase and Fall Creek Commitment Agreement and (ii) no other claim against Lender with respect to any aspect of the transaction in respect to which such loans or other obligations were made.

        7.4 Signature, All Seasons and AVCOM jointly and severally reaffirm the validity, enforceability and legality of the All Seasons Loan Documents and the All Seasons Purchase Documents and all provisions of the All Seasons Loan Documents and the All Seasons Purchase Documents are hereby confirmed and ratified; provided, however, that with respect to enforceability and legality, such reaffirmation only to the best of Signature's, All Season's and AVCOM's knowledge. Signature, All Season and AVCOM jointly and severally acknowledge that as of the date hereof, they have (i) no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or as a basis to reduce or eliminate all or any part of its liability to repay the loans or other obligations which are the subject matter of the All Seasons Loan Documents and the All Seasons Purchase Documents and (ii) no other claim against Lender with respect to any aspect of the transaction in respect to which such loans or other obligations were made.

        8. Counterparts. This Amendment may be executed in any number of separate counterparts, each of which when taken together shall constitute one and the same instrument notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                                        SIGNATURE RESORTS, INC., a Maryland
                                        corporation


                                        By: /s/ DEWEY W. CHAMBERS
                                            ----------------------------------
                                         Its: DEWEY W. CHAMBERS
                                             ---------------------------------
                                              VICE PRESIDENT AND TREASURER


                                        PORT ROYAL RESORT, L.P.
                                         a South Carolina limited partnership


                                        By: Argosy/KGI Port Royal Partners,
                                            a South Carolina general partnership

                                            By:  KGI Port Royal, Inc.
                                                 a South Carolina corporation,
                                                 General Partner


                                                 /s/ DEWEY W. CHAMBERS
                                                 -----------------------------
                                                 By: Dewey W. Chambers
                                                 Its: Vice President


                                        LAKE TAHOE RESORTS PARTNERS, LLC, a
                                        California limited liability company

                                        By:  AKGI Lake Tahoe Investments, Inc.
                                             a California corporation
                                             Its Member


                                             By: /s/ DEWEY W. CHAMBERS
                                                 -----------------------------
                                                  Name: Dewey W. Chambers
                                                  Its:  Vice President

                                        GRAND BEACH RESORT, LIMITED PARTNERSHIP, a Georgia limited partnership

                                        By: Grand Beach Partners, L.P.,
                                            a California limited partnership
                                            Title:  General Partner

                                        By: Argosy/KGI Grand Beach Investment
                                            Partnership, a California general
                                            partnership
                                            Title: General Partner

                                        By: KGI Grand Beach Investments, Inc.,
                                            a California corporation
                                            Title: Managing General Partner

                                        By: /s/ DEWEY W. CHAMBERS
                                            ------------------------------------
                                        Name:  Dewey W. Chambers
                                        Title: Vice President



                                        AKGI-SINT MAARTEN, N.V., a Netherlands
                                        Antille corporation

                                        By: /s/ DEWEY W. CHAMBERS
                                            ------------------------------------
                                        Name:  Dewey W. Chambers
                                        Title: Vice President



                                        ALL SEASONS RESORTS, INC., an Arizona
                                        corporation


                                        By: /s/ DEWEY W. CHAMBERS
                                            ------------------------------------
                                        Name:  Dewey W. Chambers
                                        Title: Vice President

                                AVCOM INTERNATIONAL, INC., a Delaware
                                corporation

                                By:  /s/ DEWEY W. CHAMBERS
                                   ----------------------------------
                                Name:  Dewey W. Chambers
                                Title: Vice President

                                KABUSHIKI GAISHA KEI LLC, a California
                                limited liability company

                                By: Argosy Partners, Inc., a Georgia corporation
                                Its: Member

                                By:  /s/ DEWEY W. CHAMBERS
                                   ----------------------------------
                                Name:  Dewey W. Chambers
                                Title: Vice President

                                FINOVA CAPITAL CORPORATION, a
                                Delaware corporation

                                By:  /s/
                                   ---------------------------------
                                   Its:
                                       -----------------------------

                             CONSENT OF GUARANTORS

      By their execution below, the Guarantors below consent and agree to the terms, covenants and conditions set forth in this Amendments, and agree that their respective obligations under each of the Guaranty Agreements executed by the undersigned in favor of FINOVA Capital Corporation shall remain in full force and effect and continue to guarantee the obligations described thereunder, notwithstanding the making of the agreements set forth in this Amendment.

                              GRAND BEACH PARTNERS, L.P.,
                              a California limited partnership

                              By:  ARGOSY/KGI GRAND BEACH
                              INVESTMENT PARTNERSHIP, a California general
                              partnership, its General Partner

                                  By:    KGI GRAND BEACH INVESTMENTS,
                                         INC., a California corporation, its
                                         Managing General Partner

                                         By /s/ DEWEY W. CHAMBERS
                                            -------------------------------

                                         Its    Vice President


                              ARGOSY/KGI GRAND BEACH INVESTMENT
                              PARTNERSHIP, a California general partnership

                              By:   KGI GRAND BEACH INVESTMENTS, INC., a
                                    California corporation, its Managing General
                                    Partner

                                          By /s/ DEWEY W. CHAMBERS
                                             -------------------------------

                                          Its    Vice President


                              ARGOSY GRAND BEACH, INC., a Georgia
                              corporation

                                          By /s/ DEWEY W. CHAMBERS
                                             -------------------------------

                                          Its    Vice President

                                        KGI GRAND BEACH INVESTMENTS, INC., a
                                        California corporation

                                        By: /s/ DEWEY W. CHAMBERS
                                            ------------------------------------
                                            Its: Vice President


                                        ARGOSY PARTNERS, INC., a Georgia
                                        corporation

                                        By: /s/ DEWEY W. CHAMBERS
                                            ------------------------------------
                                            Its: Vice President


                                        ARGOSY/KGI PORT ROYAL PARTNERS, a South
                                        Carolina general partnership

                                        By: KGI PORT ROYAL, INC., a South
                                        Carolina corporation, its Managing
                                        General Partner

                                        By: /s/ DEWEY W. CHAMBERS
                                            ------------------------------------
                                            Its: Vice President


                                        KGK LAKE TAHOE DEVELOPMENT, INC., a
                                        Delaware corporation

                                        By: /s/ DEWEY W. CHAMBERS
                                            ------------------------------------
                                            Its: Vice President


                                        AKGI LAKE TAHOE INVESTMENTS, INC., a
                                        California corporation

                                        By: /s/ DEWEY W. CHAMBERS
                                            ------------------------------------
                                            Its: Vice President

                        AKGI-FLAMINGO, C.V.o.a., a Netherlands Antilles limited partnership with its capital divided into shares


                        By:  AKGI-SINT MAARTEN, N.V., a Netherlands
                             Antilles corporation with limited liability, its General Partner


                             By /s/ DEWEY W. CHAMBERS
                                -----------------------------------------------
                             Its  Vice President


                        AKGI-ROYAL PALM, C.V.o.a., a Netherlands
                             Antilles limited partnership with its capital divided into shares


                        By:  AKGI-SINT MAARTEN, N.V., a Netherlands
                             Antilles corporation with limited liability, its General Partner


                             By  /s/ DEWEY W. CHAMBERS
                                -----------------------------------------------
                             Its  Vice President

                        ADDITIONAL REVOLVING CREDIT NOTE
                        --------------------------------

Dallas, Texas                     $12,000,000                 February 19, 1998


     SIGNATURE RESORTS, INC., a Maryland corporation (the "Borrower"), for value received, promises to pay to the order of NationsBank of Texas, N.A. ("Lender"), at the principal office of NationsBank of Texas, N.A. in Dallas County, Texas, in lawful money of the United States of America, the principal sum of TWELVE MILLION and NO/100 DOLLARS ($12,000,000), or such lesser sum as shall be due and payable from time to time hereunder, as hereinafter provided. All terms used but not defined herein shall have the meanings set forth in the Credit Agreement described below.

     Principal of and interest on the unpaid principal balance of advances under this Additional Revolving Credit Note (the "Note") from time to time outstanding shall be due and payable as set forth in the Credit Agreement and the other Loan Documents.

     This Note is issued pursuant to and evidences additional Revolving Credit Advances under a Credit Agreement, dated as of January 9, 1998, among the Borrower, NationsBank of Texas, N.A., as Administrative Lender, and the lenders parties thereto (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, "Credit Agreement"), to which reference is made for a statement of the rights and obligations of the Lender and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal sum of and interest on this Note when due.

     THIS NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), AND OF THE UNITED STATES OF AMERICA. THE BORROWER AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER THE PROCEEDINGS IN CONNECTION WITH THIS NOTE AND THE OTHER LOAN DOCUMENTS.

     THIS NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR

SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                SIGNATURE RESORTS, INC.


                                By: /s/ DEWEY W. CHAMBERS
                                    -----------------------------------
                                    Name: Dewey W. Chambers
                                    Title: Vice President and Treasurer










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